EXHIBIT 99.07


                         NOTICE OF GUARANTEED DELIVERY

                                      for

                           SUBSCRIPTION CERTIFICATES

                                   issued by

                   COMMONWEALTH TELEPHONE ENTERPRISES, INC.


               This form, or one substantially equivalent hereto, must be used to exercise Rights pursuant to the Basic Subscription Privilege and the Oversubscription Privilege pursuant to the Rights Offering described in the Prospectus Supplement dated September 25, 1998 which supplements the Prospectus dated September 23, 1998 (collectively, the "Prospectus") of Commonwealth Telephone Enterprises, Inc., a Pennsylvania corporation (the "Company"), if a holder of Rights cannot deliver the subscription certificate(s) evidencing the Rights (the "Subscription Certificate(s)"), to the Subscription Agent listed below (the "Subscription Agent") at or prior to 5:00 p.m. New York City time on October 23, 1998, unless extended (as it may be extended, the "Expiration Date"). Such form must be delivered by hand or sent by facsimile transmission or mail to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Date. See "The Rights Offering--Exercise of Rights" in the Prospectus. Payment of the Subscription Price of $21.25 per share for each share of the Company's Common Stock subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the Prospectus at or prior to 5:00 p.m. New York City time on the Expiration Date even if the Subscription Certificate evidencing such Rights is being delivered pursuant to the procedure for guaranteed delivery thereof.

                                     The Subscription Agent is:
                                     The First Union National Bank
If by Mail:                               Facsimile Transmission:     If by Hand:
First Union National Bank                      (704) 590-7628         First Union National Bank
Corporate Trust Operations                                            Corporate Trust Operations
1525 West W.T. Harris Blvd - 3C3                                      1525 West W.T. Harris Blvd - 3C3
Charlotte, NC 28288-1153                                              Charlotte, NC 28288-1153
                                     If by Overnight Courier:
                                     First Union National Bank
                                     Corporate Trust Operations
                                     1525 West W.T. Harris Blvd - 3C3
                                     Charlotte, NC 28262-1153

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Gentlemen:

               The undersigned hereby represents that he or she is the holder
of Subscription Certificate(s) representing           Rights and that such
Subscription Certificate(s) cannot be delivered to the Subscription Agent at or before 5:00 p.m., New York City time on the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise (i) the Basic Subscription Privilege to subscribe for one share of Common Stock
per Right with respect to each of                  Rights represented by such
Subscription Certificate and (ii) the Oversubscription Privilege relating to each such Right, to the extent that Excess Shares (as defined in the Prospectus) are available therefor, for an aggregate of up to
Excess Shares (maximum of 1,894,934). The undersigned understands that payment of the Subscription Price of $21.25 per share for each Common Share subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege must be received by the Subscription Agent at or before 5:00 p.m., New York City time, on the Expiration Date and represents
that such payment, in the aggregate amount of $          , either (check
appropriate box):

[ ]   is delivered herewith          or          [ ] was delivered separately;


in the manner set forth below (check appropriate box and complete information relating thereto):

[ ] wire transfer of funds

    - name of transferor institution.........................................

    - date of transfer.......................................................

    - confirmation number (if available).....................................

[ ] money order

    - name of maker..........................................................

    - date and number of check, draft or money order number..................

    - bank on which check is drawn or issuer of money order..................

[ ] uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date.)

[ ] certified check              or          [ ] bank draft (cashier's check)

Signature(s).....................      Address..............................
 .................................      .....................................
Name(s)..........................      .....................................
 .................................      Area Code and Tel. No(s).............
Please Type or Print                   .....................................

Subscription Certificate No(s). (if available)..............................


                             GUARANTEE OF DELIVERY
       (Not to be used for Subscription Certificate signature guarantee)

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, guarantees that the undersigned will deliver to the Subscription Agent the certificates representing the Rights being exercised hereby, with any required signature guarantees and any other required documents, all within three NASDAQ trading days after the date hereof.

 ..................................     Dated:........................., 1998
 ..................................     .....................................
 ..................................          (Name of Firm)
(Address)
 ..................................     .....................................
(Area Code and Telephone Number)            (Authorized Signature)

The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Certificate(s) to the Subscription Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.